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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


     We hereby consent to the incorporation by reference of our report dated January 6, 1999, relating to the financial statements of Cherokee Banking Company, in the Registration Statement on Form SB-2 and prospectus, and to the reference to our firm therein under the caption "Experts."


                                                        Porter Keadle Moore, LLP


Atlanta, Georgia
February 1, 1999